Exhibit 31.2

CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER

PURSUANT TO SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, Michael Levitz, certify that:

1.	I have reviewed this Amendment No. 1 on Form 10-K/A for the period ended December 31, 2023 of Anika Therapeutics, Inc.; and

2.

Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

Date: April 26, 2024	By:	/s/ Michael Levitz
Michael Levitz
Executive Vice President, Chief Financial Officer and Treasurer (Principal Financial Officer)